Loans and borrowings	12 Months Ended
Dec. 31, 2018
Debt instruments held [abstract]
Disclosure of loans and advances to banks [text block]
15	Loans and borrowings

The loans and borrowings include the following:

	As of December 31
in 000€	2018	2017	2016
K€28,000 acquisition bank loan	24,576	27,513	−
K€18,000 secured bank loans	17,739	17,575	6,404
K€10,000 EIB bank loan	10,000	−	−
K€12,300 bank loans ACTech	12,300	9,247	−
K€8,750 other facility loans	4,299	4,982	5,411
Bank investment loans - top 20 outstanding	23,801	21,441	9,467
Bank investment loans - other	3,808	2,289	2,927
Financial lease agreements	6,809	9,164	7,395
Institutional loan	1,492	1,105	936
Convertible bonds	1,000	1,000	1,000
Related party loan	214	241	266
Total loans and borrowings	106,038	94,557	33,806
Current	13,598	12,769	5,539
Non-Current	92,440	81,788	28,267

K€28,000 Acquisition loan (balance K€24,576 per December 31, 2018)

This bank loan has been concluded in October 2017 to finance the acquisition of ACTech. The loan includes a portion of K€18,000 reimbursable monthly during seven years, and a bullet portion of K€10,000, reimbursable at once in October 2024. The interest rate is fixed for the duration of the loan, and amounts to 1.1% on average for both portions. The bank loans are secured with a business pledge mandate, a share pledge on Materialise Germany GMBH, and debt covenants.

K€18,000 secured bank loans

The K€18,000 loan has been concluded in 2016 in two agreements to finance the construction of new facilities in Leuven (Belgium) and in Poland, both maturing in 2032. The agreement for the Belgian facility financing amounts to K€12,000 (drawn per end 2018: K€11,739; per end 2017: K€11,575), and with reimbursements only starting in December 2022. The agreement for the Polish facility financing amounts to K€6,000 (fully drawn per end of 2017), and with reimbursements only starting in June 2019. The average interest rate of both agreements amounts to 1.2%. The bank loan is secured with a mortgage mandate on the Belgian facility buildings.

K€10,0000 EIB bank loan

On December 20, 2017 the Group entered into a finance contract with the European Investment Bank, or EIB, to finance future research and development programs. As part of a first tranche, an amount of K€10,000 was drawn over the course of 2018. The agreement foresees a two-year loan reimbursement period. Loans under the contract are made at a fixed rate, based on the Euribor rate at the time of the borrowing, plus a variable margin. The margin is initially equal to 1.86% and varies in function of certain EBITDA levels and debt ratios. The contract contains customary security, covenants and undertakings.

K€12,300 bank loans

In March 2018, three bank loans originating from the acquired ACTech Group were refinanced entirely for the amount of K€9,300, with adjusted maturity to May 2025 and first reimbursements in August 2020. The interest rate has been fixed at approximately 1.6%, and pledges including a K€4,650 mortgage on ACTech’s facilities and a guarantee of Materialise NV. In addition, a new investment credit of K€3,000 was obtained in June 2018, repayable as from January 2019 and with a fixed interest rate of 1.5%.

K€8,750 - Other facility loans

Three facility loans were contracted in 2005, 2006 and 2012 for the construction of Leuven office and production facilities (K€2,000, K€300 and K€5,000, respectively) and another loan for the Czech Republic offices in 2008 (K€ 1,750). The balance of the four loans amounts to K€4,299 per December 31, 2018. All loans have a repayment schedule of 15 years and interest rates are fixed between 4.3% and 5.4% for the four loans.

Miscellaneous investment loans

The 20 largest of these loans outstanding per December 31, 2018 amount to a balance of K€23,801. They have been agreed in 2017, 2016 and in the years before to finance various investments in machinery, printers, equipment, and software tools. The vast majority of the loans have a reimbursement period over seven years, and are at fixed interest rates with weighted average below 1%.

Finance lease obligations with third parties

The Group has several finance lease obligations mainly with financial institutions and related to the financing of buildings and various other items of plant and equipment such as 3D printers. Per December 31, 2018 the balance of these financial lease agreements amounts to K€6,809, and are mostly at fixed interest rates with weighted average below 2%.

K€2,000 institutional loan

This loan was contracted with a governmental institution in Germany to finance the production operations of Materialise Germany for a maximum amount of K€2,000. The loan is repayable over a four year period, starting as of September 2017 with a fixed interest rate of 0.25% payable per quarter. Per December 31, 2018 K€1,942 has been drawn with an outstanding balance of K€1,492.

K€1,000 convertible bond with related party

We issued, on October 28, 2013, 1,000 convertible bonds with a related party for a total amount of K€1,000. The bonds have been fully subscribed by a member of our senior management.

The conditions of the convertible bond can be summarized as follows:

  Number of convertible bonds: 1,000
  Nominal value per bond: €1,000
  Contractual life: 7 years
  Interest: 3.7% per year
  Conversion period: from January 1, 2017 until maturity
  Convertion price: €1.97 per share

The maximum number of ordinary shares that can be issued upon conversion is 508,904.

The Group has estimated the fair value of a similar liability however without any conversion option by reference to a number of quoted peers in Belgium. The fair value was estimated at K€907. Upon initial recognition, an amount of K€93 was recognized in consolidated reserves reflecting the fair value of the conversion option.

Finance lease obligations with related parties

In October 2001, we entered into a finance lease agreement with Ailanthus NV to lease land and a portion of a new production building. The lease had a term of 15 years and included a purchase option for the land and the building. We determined that this lease was a finance lease because (i) the purchase option is assumed to be significantly lower than the fair value of the land and building and (ii) it was very likely at inception of the lease that we would exercise our purchase option. The amounts outstanding as of December 31, 2018 is K€0 (2017: K€0; 2016: K€74). The interest expense for the year 2018 is K€0 (2017: K€0; 2016: K€4). The term of the lease expired on September 20, 2016 and we exercised a purchase option in respect of the land and building. The notary deed transferring the land and building was completed in the course of 2017.

Related party loan

Ailanthus NV has granted us one other loan at fixed interest rate of 4.23% that matures in 2025. The purpose of the loan is to finance the purchase of a building in France. The amounts outstanding as of December 31, 2018 is K€214 (2017: K€241; 2016: K€266). The interest expense for the year ended December 31, 2018 is K€10 (2017: K€11; 2016: K€12).

Changes of liabilities for financing activities:

The following table presents the changes of the liabilities for financing activities:

	For the year ended December 31
in 000€	2018	2017	2016
At January 1,	94,557	33,806	21,089
Proceeds from loans & borrowings	32,554	54,319	14,669
Repayment of loans & borrowings	(18,820)	(11,904)	(2,796)
New finance leases	792	2,906	2,483
Repayment of finance leases	(3,102)	(2,947)	(1,898)
Loans acquired from business combination	−	18,205	−
Net foreign exchange movements	57	172	259
At December 31,	106,038	94,557	33,806